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                                  UNITED STATES

                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                December 31, 2002


                                INTERLIANT, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-26115                     13-3978980
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

        Two Manhattanville Road
          Purchase, New York                                    10577
----------------------------------------                 -----------------
(Address of principal executive offices)                     (Zip Code)


                                 (914) 640-9000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

     On January 2, 2002, Interliant, Inc. issued a press release announcing the closing of both its private exchange transaction and its public exchange offer with holders of its outstanding 7% Convertible Subordinated Notes issued February 2000. The text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:


Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99                  Press Release of the Registrant
                     dated January 2, 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2002

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                            --------------------------------
                                            Bruce S. Klein
                                            Senior Vice President and
                                            General Counsel